January 2009

Pansoft Company Limited (PSOF)

Investor Presentation

Pansoft

Safe Harbor Statement

This presentation may contain forward-looking statements concerning Pansoft Company Limited. The actual results may differ materially depending on a number of risk factors including, but not limited to, the following: general economic and business conditions, development, shipment, market acceptance, additional competition from existing and new competitors, changes in technology or product techniques, and various other factors beyond its control. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk factors detailed in the Company's reports filed with the Securities and Exchange Commission. Pansoft Company Limited undertakes no duty to revise or update any forward-looking statements to reflect events or circumstances after the date of this presentation.

Pansoft

Company Overview

- A leading EPR software solutions and services provider for the oil and gas industry in China
- Established in 2001 and listed on NASDAQ in September 2008 (ticker PSOF)
- Headquarters in Jinan with 137 employees (89 R&D professionals)
- Unique market position (focusing on client-driven solutions and on-demand customized services)
- Key customers includes Sinopec and PetroChina
- Experienced management team
- Strong financial performance

Market Overview

- China software market is growing at a brisk pace
- Statistics from the Chinese Ministry of Industry and Information showed that 2007 China software sales were RMB58 billion, an increase of 20% over 2006
- China's ERP 2007 sales were RMB3.4 billion, accounting for approximately 1.47% of the global ERP sales based on Zikoo's 2007-2008 Chinese Software Industry Report
- China still lags behind other developed countries as its software industry accounts for less than 6% of the global software market

Pansoft

China Management Software Market

Market Segment	Early Stage	Learning Stage	Mature Stage
Customer's IT budget motivation	1. Reduce handwork 2. Improve data accuracy	1. Improve resource efficiency 2. Reduce cost 3. Improve management processes	1. Support business strategies 2. Support new business models 3. Improve management processes
Customer's purchase	1. Financial & Accounting systems 2. Warehouse management	1. Business process re-engineering 2. ERP systems 3. Simple electronic commerce	1. Vertical industry oriented ERP system 2. Software integration 3. Expanding on-demand 4. Internet based
IT provider relationship	Products Provider	Products & Service Provider	IT Partner

China Management Software Provider's Cluster and Its Customer Preference


Lower (Software Reusability) Higher
Customer service
(consulting, integration & on-demand services)
Solutions
Generic Products
SaaS Providers
Accenture
IBM
Neusoft
Digital China
Pansoft
UFIDA
King Dee
SAP
Oracle
SME
(Enterprise Scale)
Large

Pansoft

Pansoft Provides Both Solutions & Services

Provider Category	Provider Features	Sales Model
Product-Oriented	Features + libraries 100% Reusable Products know how	Channel
Solutions-Oriented	Schema + Templates 60-90% Reusable Domain know how	Direct / Channel
Service-Oriented	Pattern + Practices 10-60% Reusable Business know how	Direct

Pansoft Unique Market Position



Pansoft
Mature Customer Segment
Large Scale Businesses
Solutions & Service

- Customer requirements-driven (vs. product-driven)
- Expansion from oil/gas industry to other industries

Core Technology Supports Market Position


J2EE, MS. net,
Websphere,
Weblogic
Fund & Clearance
Management
PanSchema:
Development
Platform
Centralized Financial,
Accounting,
Budget Control
SAP R/3, ABAR
XI, AIV, IDOC
PanBI:
Data Analysis
Platform
UnionPay, ICTS,
Oracle Packages
Internal Control,
Resource
Planning
PanXI:
Data Exchange
Platform
Familiar with high-end applications and multifarious environments for integration and development on-demand
Strong industrial expertise and business background
Intellectual Property owned tools for software reuse which reduces cost

Pansoft

Core Technology Supports Market Position

- Understanding of clients' business and management processes including financial and accounting management, fund management, internal process control, settlement on line and resource planning
- In-depth knowledge of software integration, pop software applications (SAP R3, Oracle Applications), public software (Banks Applications, EDI systems, Short Message System) and hardware (RFID, Bar Code System);
- Cutting edge technology for software reuse with proprietary tools, components library, platforms and frameworks

Competition and Differentiation

- Different positions drive different business models that create a barrier for the main products-driven players – UFIDA, Kingdee
- Localization advantage and lower cost to be a differentiation for foreign players – IBM, Accenture, SAP, Oracle
- Highly focused, software reusable technology and experienced team with domain/business, software integration and complex development know-how to be a advantage for other local players – Neusoft, Digital China

Pansoft Cutting-Edge Technology:

Reusable Platform, Solutions & Components I

Various solutions and the Pan series of packages, component library, and integration/quick-development tools

- **PanBI:** A decision support platform. Tools include business data analysis, model building, statements processing and data storage. Built-in functions for data collection and mining improve business decision efficiency and support comprehensive analysis
- **PanXI:** Database management platform which handles data exchange, data extraction, data clearance transformation and loading (ETL), and operates with various sources and conversional codes

q2

Pansoft Cutting-Edge Technology:

Reusable Platform, Solutions & Components II

- **PanSchema:** An efficient development platform based on MDA (Model Driven Architecture) technology with the ability to establish models for applications and automatically generate source code. It provides SOA (Service Oriented Architecture) framework, ESB (Enterprise Service Bus) and SCA/SDO based components
- **Mature Solutions:** Centralized Financial and Accounting Solution, Fund Management Solution, Settlement Online Solution and Internal Process Control Solution

Pansoft

An Example of A Typical Integration

SAP R3 and Centralized F&A System for PetroChina


Client
App. Server
Data Base
R
R
T
T
T
T
Transfer
S
S
Adapter
SOAP
Adapter
RFC
SAP
Centralized Financial and Accounting System
Interface:
R _ Receiver
S _ Sender
T _ Translator
SAP XI
SAP R/3

Pansoft Key Implementations

- Centralized Financial and Accounting System of PetroChina
    - An innovation in China, even among the world oil & gas giants, recognized by the vice minister of China National Financial Ministry


中国石油会计一级
中核算研制成功
暨全面
动会议

Pansoft Key Implementations

- Fund Management System of Sinopec (Centralized to Beijing and Hong Kong Separately)
- Planning and Statistics System of CNPC
- Settlement Online System of Shengli Oil Field Co.
- Sinopec Data Warehouse Intelligence Management and Reporting Platform
- Internal Process Control System of Sinopec
- …………

Key Customers

China National Petroleum Corporation (CNPC)
(Parent Company of PetroChina)

PetroChina Company Limited
SH: 601857 HK: 0857 NYSE: PTR

China Petrochemical Corporation (0386.HK)
(Sinopec Group)

China Petroleum and Chemical Corporation
(Sinopec Corporation) (NYSE: SNP)

Subsidiaries of these four large companies

Pansoft

Business/Client Locations


Kazakstan
Jinan
HQ
HK

Pansoft

Pansoft Expansion Strategy & Tactics:

Strategy

- Organic Growth
  - Scale-Up: Expand existing projects and explore new opportunities in the energy industry
  - Scale-Out: Replicate successful solutions used in energy industry to other industries
- Additional Growth
  - Scale-Away: Use acquisitions to create new solution categories in a different industry

Pansoft Expansion Strategy & Tactics:

Tactics

- Re-organization
  - Expand and strengthen the sales and marketing team
  - Establish a Hong Kong office and other branch locations
  - Improve management of resources and projects
- Incentives
  - Establish deferred compensation programs
  - Incentives based on the company's financial performance
- Mergers & Acquisitions
  - Revenue and profit driven
  - Market barrier, customer relationship and pipeline
  - Code base and solution
  - Team and motivation mechanism

Pansoft Corporate Governance


BOARD
Audit Committee
Compensation Committee
Internal Auditors
Nomination Committee
CEO
Board Secretary
Technology Committee
Sales /PM
HR
F/A
J2EE Research & Development
Manager
G1
Gn
PMs
Staffs
G1…Gn: Project team, tech team and SAP implementation team
: Project managers and other professionals
.Net Research & Development
Manager
G1
Gn
PMs
Staffs
G1…Gn: Project team, tech team and SAP implementation team
: Project managers and other professionals

Pansoft

Experienced Management Team

Hugh Wang – Chairman & Director

Hugh used to be the Senior Vice President and Chief Engineer of Inspur, a Chinese company listed on SSE. Then he started up a software company---Genersoft of Inspure and pushed it to become No. 3 of Chinese management software companies. Hugh is an adjunct professor of Shandong University. He holds a BS degree in computer science from Shandong University and a MS degree in computer science and engineering from Tsing Hua University.

Guoqiang Lin – Chief Executive Officer

Guoqiang co-founded Pansoft in 2001. Prior to Pansoft, Mr. Lin was the Vice President of Genersoft of Inspur from 1990-2001. While at Genersoft, Mr. Lin developed "Guoqiang Finance," an financial and accounting software for Chinese businesses. Mr. Lin holds a bachelor's degree in computer science from Shandong Normal University.

Allen Zhang – Chief Financial Officer

Mr. Zhang joined Pansoft in 2008. Allen has more than 10 years of management experience in multinational corporations including several senior positions at Westlake International and Beijing Skill Technology Company. Mr. Zhang has a bachelor's degree in Economics from the People's University of China and a master's degree in Agricultural and Applied Economics from the University of Minnesota.

q1

Financial Highlights

Pansoft Historical Growth

$ in Millions



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Net Income
Revenue
FY2004
FY2005
FY2006
FY2007

3-Year CAGR

- Net Income: 151%
- Revenue: 40%

Financial Highlights

- Consistent revenue growth and solid growth potential in 2009 and beyond

$ in Millions

Annual Revenue Growth


7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
6.3
5.2
3.2
9-month
3.5
FY2008E*
FY2007
FY2006

Quarterly Revenue Growth


3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.6
0.8
2.2
2.7
1Q08
2Q08
3Q08
4Q08E*

*2008 estimated revenue based on the most recent forecast of approx. 20% increase from 2007 (Dec. 12, 2008 press release)
*4Q08 estimated revenue equals 2008 estimated revenue subtracting 9-month 2008 actual revenue

- Strong operating margin of 58.5% in the most recent quarter

Pansoft

Financial Highlights

- Strong balance sheet (with no debt) and cash flow

Balance Sheet

$ in millions	Sept 30, 2008
Cash & Cash Equivalents	$10.2
Current Assets	13.5
Total Assets	$14.3
Current Liability	$0.5
Shareholders Equity	13.8
Total Liabilities & Equity	$14.3

Cash Flow

$ in millions	9-mo 2008
Operating CF	($0.5)
Investing CF	(0.6)
Financing CF	7.6
Effect on FX	0.2
Total changes in cash	6.8
Beginning cash balance	3.4
Ending cash balance	$10.2

Pansoft

Investment Highlights

- Significant growth potential in the domestic and international software industry
- Unique market position with advanced technology and customer-oriented services ensures sustainable long-term growth
- Strong research and development team
- Experienced management team and large business networks
- Strong balance sheet
- Consistent revenue growth and high operating margins
- Low P/E and Price/Book

Thank You!